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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A1


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 27, 1995

                                RPS REALTY TRUST
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             (Exact name of registrant as specified in its charter)

                                 MASSACHUSETTS
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                 (State or other jurisdiction of incorporation)

          1-10093                                         13-6908486
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    (Commission File Number)                  (IRS Employer Identification No.)

     747 Third Avenue, New York, New York                       10017
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   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code      (212) 355-1255
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         (Former name or former address, if changed since last report)
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Item 1(b)  Changes of Control of Registrant

Item 5     Other Events

           On December 27, 1995, the Registrant, Ramco-Gershenson, Inc. ("Ramco"), the stockholders of Ramco and certain affiliates of Ramco entered into the Amended and Restated Master Agreement (the "Amended Master Agreement") which amends and restates the Master Agreement, dated April 10, 1995, by and among the Registrant, Ramco and certain affiliates of Ramco, relating to the acquisition by the Registrant of certain stock interests in Ramco and substantially all of the real estate assets of Ramco's affiliates (the "Ramco Transaction"). The Amended Master Agreement is attached to the Current Report on form 8-K as Exhibit 2.1 and is incorporated herein by reference.

           Additional information with respect to the Ramco Transaction will be included in a proxy statement to be distributed to the Registrant's shareholders, pursuant to which the Registrant will seek the approval of its shareholders of the Ramco Transaction and certain related matters.

           Notwithstanding the filing of this Form 8-K under Item 1(b) hereof, the transactions contemplated by the Ramco Transaction may not be deemed to result in a change of control of the Registrant because: (i) all of the shares of voting stock of the Registrant that will be outstanding immediately after consummation of the Ramco Transaction will continue to be held by the Registrant's existing shareholders; (ii) the members of the Ramco Group (as defined in the Amended Master Agreement) will only receive units of limited partnership interest ("Units") in Ramco-Gershenson Properties, L.P., a Delaware limited partnership, which are not exchangeable for the Registrant's shares for at least one year following consummation of the Ramco Transaction, and which may, at the Registrant's option, be redeemed instead for cash; (iii) the Ramco Group has the right to designate only four of the nine trustees to the Registrant's board of trustees, and (iv) assuming the exchange of all Units for shares in the Registrant, the Ramco Group would only hold shares representing between 25% and 29% of the issued and outstanding shares.

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  RPS REALTY TRUST
                                  (Registrant)



Date:  March 1, 1996              By:  /s/ Edwin R. Frankel
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                                       Edwin R. Frankel, Senior Vice
                                       President and Treasurer





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